                             DISTRIBUTION AGREEMENT


     THIS AGREEMENT, dated as of 1 January 1964, between SECURITY EQUITY FUND, INC., a Kansas corporation with offices in Topeka, Kansas, Party of the First Part (hereinafter sometimes called the "Company"), and SECURITY DISTRIBUTORS, INC., a Kansas corporation with offices in Topeka, Kansas, Party of the Second Part (hereinafter sometimes called the "Distributor").

     WITNESSETH:

     1. The Company hereby covenants and agrees that during the term of this Agreement, and any renewal or extension thereof, or until any prior termination thereof, the Distributor shall have the exclusive right to offer for sale and to distribute any and all shares of capital stock issued or to be issued by the Company.

     2. The Distributor hereby covenants and agrees to act as the distributor of the shares issued or to be issued by the Company during the period this Agreement is in effect and agrees during such period to offer for sale such shares as long as such shares remain available for sale, unless the Distributor is unable legally to make such offer for sale as the result of any governmental law or regulation.

     3. Prior to the issuance of any shares by the Company pursuant to any subscription tendered by or through the Distributor and confirmed for sale to or through the Distributor, the Distributor shall pay or cause to be paid to the Custodian of the Company in cash, an amount equal to the net asset value of such shares at the time of acceptance of each such subscription and confirmation by the Company of the sale of such shares. The Distributor shall be entitled to charge a commission on each such sale of shares in the amount set forth in the prospectus of the Company, such commission to be an amount equal to the difference between the net asset value and the offering price of the shares, as such offering price may from time to time be determined by the board of directors of the Company. All shares of the Company shall be sold to the public only at their public offering price at the time of such sale, and the Company shall receive not less than the full net asset value thereof.

     4. The Distributor agrees that, during the period this Agreement is in effect and to the extent hereinafter in this Section 4 provided, it will reimburse the Company for or pay -

     (a)  All  Costs,   expenses  and  fees  incurred  in  connection  with  the
     registration and qualification of the Company's shares under the Federal Securities Act of 1933 and under the applicable "Blue Sky" laws of the states in which the Company wishes to distribute its shares;

     (b) All costs and expenses of all prospectuses, advertising material, sales literature, circulars and other material used or to be used in connection with the offering for sale of the shares of the Company;

     (c) All costs, expenses and fees in connection with the printing of application and confirmation forms; and

     (d) All clerical and administrative costs in processing the applications for and in connection with the sale of shares of the Company.

     The Distributor agrees to submit to the Company for its prior approval all advertising material, sales literature, circulars and any other material which the Distributor proposes to use in connection with the offering for sale of the Company's shares.

     5. Notwithstanding any other provisions of this Agreement, it is understood and agreed that the Distributor may act as a broker, on behalf of the Company, in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commission paid in connection herewith shall comply in every respect with the requirements of the Federal Investment Company Act of 1940 and in particular with Section 17(e) of said statute and the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

     6. The parties hereto agree that all provisions of this Agreement will be performed in strict accordance with the requirements of the Investment Company Act of 1940, the Securities Act of 1933, the Securities Exchange Act of 1934, and the rules and regulations of the Securities and Exchange Commission under said statutes, in strict accordance with all applicable state "Blue Sky" laws and the rules and regulations thereunder, and in strict accordance with the provisions of the Articles of Incorporation and Bylaws of the Company.

     7. This Agreement shall become effective on January 1, 1964, or as soon thereafter as an amendment to the Company's prospectus, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act of 1933.

     8. Upon becoming effective as provided in the preceding Section 7, this Agreement shall continue in effect until the close of business on December 31, 1964, and thereafter from year to year, provided that such continuance for each successive year after December 31, 1964, is specifically approved in advance at least annually by the board of directors (including approval by a majority of the directors who are not parties to the Agreement or affiliated persons of any such party) or by the vote of a majority of the outstanding voting securities of the Company. Written notice of any such approval by the board of directors or by the holders of a majority of the outstanding voting securities of the Company shall be given promptly to the Distributor.

     9. This Agreement may be terminated by the Company at any time by giving the Distributor at least sixty (60) days previous written notice of such intention to terminate. This Agreement may be terminated by the Distributor at any time by giving the Company at least sixty (60) days previous written notice of such intention to terminate.

     This Agreement shall terminate automatically in the event of its assignment by the Distributor. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a) (4) of the Investment Company Act of 1940.

     10. No provision of this Agreement is intended to or shall be construed as protecting the Distributor against any liability to the Company or to the Company's security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Distributor's reckless disregard of its obligations and duties under this Agreement.

     11. Terms or words used in this Agreement, which also occur in the Articles of Incorporation or Bylaws of the Company, shall have the same meaning herein as given to such terms or words in Articles of Incorporation or Bylaws of the Company.

     12. The Distributor shall be deemed to be an independent contractor and, except as expressly provided or authorized by the Company, shall have no authority to act for or represent the Company.

     13. Any notice required or permitted to be given hereunder to either of the parties hereto shall be deemed to have been given if mailed by certified mail in a postage prepaid envelope addressed to the respective party as follows, unless any such party has notified the other party hereto that notices thereafter intended for such party shall be mailed to some other address, in which event notices thereafter shall be addressed to such party at the address designated in such request:

                              Security Equity Fund, Inc.
                              Security Benefit Life Building
                              700 Harrison Street
                              Topeka, Kansas

                              Security Distributors, Inc.
                              Security Benefit Life Building
                              700 Harrison Street
                              Topeka, Kansas

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                                  SECURITY EQUITY FUND, INC.

                                                  By:  Dean L. Smith
                                                       -------------------------
                                                       President
ATTEST:

Will J. Miller, Jr.
-------------------------
Secretary

(SEAL)
                                                  SECURITY DISTRIBUTORS, INC.

                                                  By:  Robert E. Jacoby
                                                       -------------------------
                                                       President
ATTEST:

Will J. Miller, Jr.
-------------------------
Secretary

(SEAL)

                       AMENDMENT TO DISTRIBUTION AGREEMENT


     WHEREAS, Security Equity Fund, Inc. (the "Company") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated as of January 1, 1964, (the "Distribution Agreement") under which the Distributor agrees to act as principal underwriter in connection with sales of the shares of the Company's capital stock; and

     WHEREAS, certain provisions of the Federal Investment Company Act of 1940 have been amended, and those amendments have an effect upon the relationship between the Company and the Distributor, and the Distribution Agreement; and

     WHEREAS, the Company and the Distributor wish to amend the Distribution Agreement to conform to the requirements of the Federal Investment Company Act of 1940, as amended;

     NOW, THEREFORE, the Company and Distributor hereby amend the Distribution Agreement, effective immediately, as follows:

     1. Section 8 of the Distribution Agreement is amended to provide as follows:

         "8. Upon becoming effective as provided in the preceding Section 7, this Agreement shall continue in effect until the close of business on December 31, 1964, and thereafter from year to year, provided that such continuance for each successive year after December 31, 1964, is specifically approved in advance at least annually by the vote of the board of directors (including approval by the vote of a majority of the directors of the Company who are not parties to the Agreement or interested persons of any such party) cast in person at a meeting called for the purpose of voting upon such approval, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company and by such a vote of the board of directors. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a) (19) of the Investment Company Act of 1940. Written notice of any such approval by the board of directors or by the holders of a majority of the outstanding voting securities of the Company shall be given promptly to the Distributor."

     2. The second paragraph of Section 9 of the Distribution Agreement is amended to provide as follows:

         "This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a) (4) of the Investment Company Act of 1940."

     IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 9th day of December, 1971.

                                                SECURITY EQUITY FUND, INC.

                                                By:  Dean L. Smith
                                                     ---------------------------
                                                     Dean L. Smith, President
ATTEST:

Will J. Miller, Jr.
-------------------------
Will J. Miller, Jr., Secretary

(SEAL)
                                                SECURITY DISTRIBUTORS, INC.

                                                By:  Dave E. Davidson
                                                     ---------------------------
                                                     Dave E. Davidson, President
ATTEST:

Will J. Miller, Jr.
-------------------------
Will J. Miller, Jr., Secretary

                    AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT


     WHEREAS, Security Equity Fund, Inc., a Kansas corporation (the "Company"), and Security Distributors, Inc., a Kansas corporation (the "Distributor"), are parties to a Distribution Agreement dated as of January 1, 1964, under which the Distributor has agreed to act as principal underwriter in connection with sales of shares of the Company's stock, which Distribution Agreement has heretofore been amended on December 9, 1971; and

     WHEREAS the Company and the Distributor wish to further amend the Distribution Agreement to omit the provision that the Distributor shall reimburse the Company for or pay all costs, expenses and fees incurred in connection with the registration of the Company's shares under the Securities Act of 1933;

     NOW, THEREFORE, the Company and the Distributor hereby amend Section 4(a) of the Distribution Agreement as follows:

          "4. The Distributor agrees that, during the period this Agreement is in effect and to the extent hereinafter in this Section 4 provided, it will reimburse the Company for or pay -

               (a) All costs, expenses and fees incurred in connection with the registration and qualification of the Company's shares under the applicable "Blue Sky" laws of the states in which the Company wishes to distribute its shares;"

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Distribution Agreement to be duly executed this 9th day of October, 1974.

     (Corporate Seal)

                                             SECURITY EQUITY FUND, INC.

                                             By:  Dean L. Smith
                                                  ------------------------------
                                                  Dean L. Smith, President
ATTEST:

Will J. Miller, Jr.
------------------------------
Will J. Miller, Jr., Secretary

(Corporate Seal)
                                             SECURITY DISTRIBUTORS, INC.

                                             By:  Dave E. Davidson
                                                  ------------------------------
                                                  Dave E. Davidson, President
ATTEST:

Will J. Miller, Jr.
------------------------------
Will J. Miller, Jr., Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


     WHEREAS, Security Equity Fund (the "Company") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated as of January 1, 1964 and amended as of December 9, 1971 and October 9, 1974, (the "Distribution Agreement") under which the Distributor agrees to act as principal underwriter in connection with sales of the shares of the Company's capital stock; and,

     WHEREAS, The Company and the Distributor wish to amend Section 4 of the Distribution Agreement pertaining to the allocation of expenses and charges.

     NOW, THEREFORE, The Company and Distributor hereby amend said Section 4 of the Distribution Agreement, effective as of January 31, 1984, as follows:

     4. During the period this Agreement is in effect, the Company shall pay all costs and expenses in connection with the registration of shares under the Securities Act of 1933, including all expenses in connection with the preparation and printing of any registration statements and prospectuses necessary for registration thereunder but excluding any additional costs and expenses incurred in furnishing the Distributor with prospectuses.

          The company will also pay all costs, expenses and fees incurred in connection with the qualification of the shares under the applicable Blue Sky laws of the states in which the shares are offered.

               During the period this agreement is in effect the Distributor will pay or reimburse the Company for:

          (a) All costs and expenses of printing and mailing prospectuses (other than to existing shareholders) and confirmations, and all costs and expenses of preparing, printing and mailing advertising material sales literature, circulars, applications, and other materials used or to be used in connection with the offering for sale and the sale of shares; and

          (b)  All  clerical  and   administrative   costs  in  processing   the
               application for and in connection with the sale of shares.

               The Distributor agrees to submit to the Company for its prior approval all advertising material, sales literature, circulars and any other material which the Distributor proposes to use in connection with the offering for sale of shares.

        IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 31st day of January, 1984.

                                            SECURITY EQUITY FUND, INC.

                                            By:  Everett S. Gille
                                                 -------------------------------
                                                 Everett S. Gille, President
ATTEST:

Tad Patton
-------------------------------
Tad Patton, Assistant Secretary

(SEAL)
                                            SECURITY DISTRIBUTORS, INC.

                                            By:  Gordon Evans
                                                 -------------------------------
                                                 Gordon Evans, President
ATTEST:

Tad Patton
-------------------------------
Tad Patton, Assistant Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Equity Fund (the "Company") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Company's capital stock; and

WHEREAS, the Company expects to receive an exemptive order from the Securities and Exchange Commission allowing the Company to issue and offer for sale two or more classes of the Company's capital stock; and

WHEREAS, the Company and the Distributor wish to amend the Distribution Agreement to clarify that the Distribution Agreement applies only to the sale of Class A shares of the capital stock of the Equity Series and Global Series of the Company and the Class A shares of all other Series subsequently established by the Company:

NOW THEREFORE, the Company and Distributor hereby amend the Distribution Agreement, effective immediately, as follows:

1. The term "Shares" as referred to in the Distribution Agreement shall refer to the Class A Shares of the Company's $.25 par value stock.

IN WITNESS WHEREOF, the parties hereto have made this Amendment to the Distribution Agreement this 1st day of October, 1993.

                                            SECURITY EQUITY FUND

                                            By:  M. J. Provines
                                                 -------------------------------
                                                 President
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Secretary

(SEAL)
                                            SECURITY DISTRIBUTORS, INC.

                                            By:  Howard R. Fricke
                                                 -------------------------------
                                                 President
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Secretary

(SEAL)

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on April 3, 1995, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Asset Allocation Series, in addition to its presently offered series of common stock of Equity Series and Global Series;

WHEREAS, on April 3, 1995, the Board of Directors of the Fund further authorized the Fund to offer shares of the Asset Allocation Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on April 3, 1995, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Asset Allocation Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Asset Allocation Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 18th day of April, 1995.

                                           SECURITY EQUITY FUND

                                           By:  James R. Schmank
                                                --------------------------------
                                                James R. Schmank, Vice President
                                                and Treasurer
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Amy J. Lee, Secretary
                                           SECURITY DISTRIBUTORS, INC.

                                           By:  Richard K Ryan
                                                --------------------------------
                                                Richard K Ryan, President
ATTEST:

By:   Amy J. Lee
      -------------------------------
      Amy J. Lee, Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on July 26, 1996, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Social Awareness Series, in addition to its presently offered series of common stock of Equity Series, Global Series and Asset Allocation Series;

WHEREAS, on July 26, 1996, the Board of Directors of the Fund further authorized the Fund to offer shares of the Social Awareness Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on July 26, 1996, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Social Awareness Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Social Awareness Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 1st day of August, 1996.

                                          SECURITY EQUITY FUND

                                          By:   James R. Schmank
                                                --------------------------------
                                                James R. Schmank, Vice President
                                                and Treasurer
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Amy J. Lee, Secretary
                                           SECURITY DISTRIBUTORS, INC.

                                           By:  Richard K Ryan
                                                --------------------------------
                                                Richard K Ryan, President
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Amy J. Lee, Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Value Series, in addition to its presently offered series of common stock of Equity Series, Global Series, Asset Allocation Series and Social Awareness Series;

WHEREAS, on February 7, 1997, the Board of Directors of the Fund further authorized the Fund to offer shares of the Value Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on February 7, 1997, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Value Series;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Value Series of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 12th day of March, 1997.

                                           SECURITY EQUITY FUND

                                           By:  James R. Schmank
                                                --------------------------------
                                                James R. Schmank, Vice President
                                                and Treasurer
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Amy J. Lee, Secretary
                                           SECURITY DISTRIBUTORS, INC.

                                           By:  Richard K Ryan
                                                --------------------------------
                                                Richard K Ryan, President
ATTEST:

By:  Amy J. Lee
     -------------------------------
     Amy J. Lee, Secretary

                     AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on July 25, 1997, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as the Small Company Series, in addition to its presently offered series of common stock of Equity Series, Global Series, Asset Allocation Series, Social Awareness Series and Value Series;

WHEREAS, on July 25, 1997, the Board of Directors of the Fund further authorized the Fund to offer shares of the Small Company Series in two classes, designated Class A shares and Class B shares; and

WHEREAS, on July 25, 1997, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Small Company Series.

WHEREAS, on July 25, 1997, the Board of Directors of the Fund approved a Class A Distribution Plan (the "Class A Plan") with respect to the Small Company Series pursuant to Rule 12b-1 under the Investment Company Act of 1940, the provisions of which have an effect upon the relationship between the Fund and the Distributor, and the Distribution Agreement; and

WHEREAS, the Fund and Distributor wish to amend the Distribution Agreement to incorporate the necessary provisions of the Class A Plan into the Agreement.

NOW, THEREFORE, the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Small Company Series of the Fund.

The Fund and Distributor hereby further amend the Distribution Agreement, effective October 15, 1997, by adding new Section 5A, which provides as follows:

     5A. (a) Pursuant to a Class A Distribution Plan adopted by the Fund with respect to the Small Company Series (the "Series"), the Fund agrees to make monthly payments to the Distributor in an amount computed at an annual rate of .25 of 1% of the Series' average daily net assets, to finance activities undertaken by the Distributor for the purpose of distributing the Series' shares to investors. The Distributor is obligated to and hereby agrees to use the entire amount of said fee to finance the following distribution-related activities:

            (i) Preparation, printing and distribution of the Prospectus and Statement of Additional Information and any supplement thereto used in connection with the offering of the Series' shares to the public;

           (ii) Printing of additional copies for use by the Distributor as sales literature, of reports and other communications which were prepared by the Fund for distribution to existing shareholders;

          (iii) Preparation, printing and distribution of any other sales literature used in connection with the offering of the Series' shares to the public;

           (iv) Expenses incurred in advertising, promoting and selling shares of the Series to the public;

            (v) Any fees paid by the Distributor to securities dealers who have executed a Dealer's Distribution Agreement with the Distributor for account maintenance and personal service to shareholders of the Series (a "Service Fee");

           (vi) Commissions to sales personnel for selling shares of the Series and interest expenses related thereto; and

          (vii)  Expenses  incurred  in  promoting  sales of  shares of the
                 Series by securities dealers, including the costs of preparation of materials for presentations, travel expenses, costs of entertainment, and other expenses incurred in connection with promoting sales of the Series shares by dealers.

     (b) All payments to the Distributor pursuant to this paragraph are subject to the following conditions being met by the Distributor. The Distributor shall furnish the Fund with quarterly reports of its expenditures and such other information relating to expenditures or to the other distribution-related activities undertaken or proposed to be undertaken by the Distributor during such fiscal year under its Distribution Agreement with the Fund as the Fund may reasonably request;

     (c) The Dealer's Distribution Agreement (the "Agreement") contemplated by paragraph 5A(a)(v) above shall permit payments to securities dealers by the Distributor only in accordance with the provisions of this paragraph and shall have the approval of the majority of the Board of Directors of the Fund including a majority of the directors who are not interested persons of the Fund as required by the Rule. The Distributor may pay to the other party to any Dealer's Distribution Agreement a quarterly fee for distribution and marketing services provided by such other party. Such quarterly fee shall be payable in arrears in an amount equal to such percentage (not in excess of .000685% per day) of the aggregate net asset value of the Series' shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor. The distribution and marketing services contemplated hereby shall include, but are not limited to, answering inquiries regarding the Series, account designations and addresses, maintaining the investment of such other party's customers or clients in the Series and similar services. In determining the extent of such other party's assistance in maintaining such investment by its customers or clients, the Distributor may take into account the possibility that the shares held by such customer or client would be redeemed in the absence of such quarterly fee.

     (d) The provisions of the Distribution Plan approved by the Board of Directors of the Fund on July 25, 1997, are fully incorporated herein by reference. In the event the Class A Distribution Plan is terminated by the Board of Directors or Shareholders of the Series as provided therein, this paragraph shall no longer be effective.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 15th day of September, 1997.

                                       SECURITY EQUITY FUND

                                       By: JAMES R. SCHMANK
                                           -------------------------------------
                                           James R. Schmank,
                                           Vice President and Treasurer
ATTEST:

By: AMY J. LEE
    -----------------------------------
    Amy J. Lee, Secretary
                                       SECURITY DISTRIBUTORS, INC.

                                       By: RICHARD K RYAN
                                           -------------------------------------
                                           Richard K Ryan, President
ATTEST:

By: AMY J. LEE
    -----------------------------------
    Amy J. Lee, Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT

WHEREAS, Security Equity Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund authorized the Fund to offer its common stock in three new series designated as the International Series, Enhanced Index Series and Select 25 Series, in addition to its presently offered series of common stock of Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series, and Small Company Series;

WHEREAS, on November 6, 1998, the Board of Directors of the Fund further authorized the Fund to offer shares of the International Series, Enhanced Index Series and Select 25 Series in three classes, designated Class A shares, Class B shares, and Class C shares; and

WHEREAS, on November 6, 1998, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the International Series, Enhanced Index Series and Select 25 Series.

WHEREAS, on November 6, 1998, the Board of Directors of the Fund approved a Class A Distribution Plan (the"Class A Plan") with respect to the International Series, Enhanced Index Series and Select 25 Series pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule"), the provisions of which have an effect upon the relationship between the Fund and the Distributor, and the Distribution Agreement; and

WHEREAS, the Fund and Distributor wish to amend the Distribution Agreement to incorporate the necessary provisions of the Class A Plan into the Distribution Agreement.

NOW, THEREFORE, the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the International Series, Enhanced Index Series and Select 25 Series of the Fund.

The Fund and Distributor hereby further amend the Distribution Agreement, effective January 28, 1999, by deleting Section 5A in its entirety and replacing it with the following new Section 5A:

     5A. (a) Pursuant to a Class A Distribution Plan adopted by the Fund with respect to the Small Company Series, International Series, Enhanced Index Series and Select 25 Series (the "Series"), the Fund agrees to make monthly payments to the Distributor in an amount computed at an annual rate of .25 of 1% of each Series' average daily net assets, to finance activities undertaken by the Distributor for the purpose of distributing the Series' shares to investors. The Distributor is obligated to and hereby agrees to use the entire amount of said fee to finance the following distribution-related activities:

          (i) Preparation, printing and distribution of the Prospectus and Statement of Additional Information and any supplement thereto used in connection with the offering of the Series' shares to the public;

          (ii) Printing of additional copies for use by the Distributor as sales literature, of reports and other communications which were prepared by the Fund for distribution to existing shareholders;

          (iii) Preparation, printing and distribution of any other sales literature used in connection with the offering of the Series' shares to the public;

          (iv) Expenses incurred in advertising, promoting and selling shares of the Series to the public;

          (v) Any fees paid by the Distributor to securities dealers who have executed a Dealer's Distribution Agreement with the Distributor for account maintenance and personal service to shareholders of the Series (a "Service Fee");

          (vi) Commissions to sales personnel for selling shares of the Series and interest expenses related thereto; and

          (vii) Expenses incurred in promoting sales of shares of the Series by securities dealers, including the costs of preparation of materials for presentations, travel expenses, costs of entertainment, and other expenses incurred in connection with promoting sales of the Series shares by dealers.

     (b) All payments to the Distributor pursuant to this paragraph are subject to the following conditions being met by the Distributor. The
         Distributor shall furnish the Fund with quarterly reports of its expenditures and such other information relating to expenditures or to the other distribution-related activities undertaken or proposed to be undertaken by the Distributor during such fiscal year under its Distribution Agreement with the Fund as the Fund may reasonably request;

     (c) The Dealer's Distribution Agreement (the "Agreement") contemplated by paragraph 5A(a)(v) above shall permit payments to securities dealers by the Distributor only in accordance with the provisions of this paragraph and shall have the approval of the majority of the Board of Directors of the Fund including a majority of the directors who are not interested persons of the Fund as required by the Rule. The Distributor may pay to the other party to any Dealer's Distribution Agreement a quarterly fee for distribution and marketing services provided by such other party. Such quarterly fee shall be payable in arrears in an amount equal to such percentage (not in excess of .000685% per day) of the aggregate net asset value of the Series' shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor. The distribution and marketing services contemplated hereby shall include, but are not limited to, answering inquiries regarding the Series, account designations and addresses, maintaining the investment of such other party's customers or clients in the Series and similar services. In determining the extent of such other party's assistance in maintaining such investment by its customers or clients, the Distributor may take into account the possibility that the shares held by such customer or client would be redeemed in the absence of such quarterly fee.

     (d) The provisions of the Distribution Plan approved by the Board of Directors of the Fund on November 6, 1998, are fully incorporated herein by reference. In the event the Class A Distribution Plan is terminated by the Board of Directors or Shareholders of the Series as provided therein, this paragraph shall no longer be effective.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 28th day of January, 1999.

                                           SECURITY EQUITY FUND

                                           By: JAMES R. SCHMANK
                                               ---------------------------------
                                               James R. Schmank,
                                               Vice President
ATTEST:

By: AMY J. LEE
    ---------------------------
    Amy J. Lee, Secretary
                                           SECURITY DISTRIBUTORS, INC.

                                           By: RICHARD K RYAN
                                               ---------------------------------
                                               Richard K Ryan, President
ATTEST:

By: AMY J. LEE
    ---------------------------
    Amy J. Lee, Secretary

                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS,  Security  Equity  Fund  (the  "Fund")  is  an  open-end,   diversified
management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate series (the "Series") with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund is further authorized to issues the Shares of the Series in multiple classes; and

WHEREAS, Security Distributors, Inc. is the principal underwriter of each such Series and class thereof pursuant to agreements dated January 1, 1964, as amended, for the Class A shares, October 1, 1993, as amended, for the Class B shares and January 28, 1999 for the Class C shares (collectively referred to as the "Agreements"); and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Brokerage Enhancement Plan (the "Brokerage Plan" or the "Plan"), under which the Fund may, subject to the requirement to seek best price and execution, direct Security Management Company, LLC or any sub-adviser of a Series (each a "Sub-Advisor") to allocate brokerage in a manner intended to increase the distribution of the Fund's shares; and

WHEREAS, the Brokerage Plan applies to the Fund and the Series and the effect of the Plan does not vary based upon a class of a Series; and

WHEREAS, the Board of Directors of the Fund deem it to be in the best interest of the Fund and its shareholders to amend the Agreements by adding the following provisions to each such agreement in order to implement the purposes of the Brokerage Plan;

NOW  THEREFORE,   the  Agreements  are  hereby  amended  to  add  the  following provisions:

1.  Brokerage Plan.

    (a) The Fund may direct SDI to take appropriate actions to effect the purposes of the Brokerage Plan, as may be amended from time to time, and SDI, when so directed by the Fund, shall take such actions, which may include, but are not necessarily limited to, directing, on behalf of the Fund or a Series, and subject to the standards described in the Brokerage Plan, Security Management Company, LLC or a Sub-Advisor to allocate transactions for the purchase or sale of portfolio securities in a manner intended to increase the distribution of the Fund's shares.

    (b) In accordance with the terms of the Brokerage Plan, the Fund, on behalf of a Series, shall make available to SDI, amounts derived from brokerage commissions paid by the Series in connection with its portfolio transactions. Such amounts shall be expended by SDI to finance the distribution related activities described in the Plan. The Fund, on behalf of a Series, shall also make available to SDI, the brokerage credits, benefits or other services received from broker-dealers executing portfolio transactions on behalf of a Series. Such credits, benefits or other services shall be used by SDI to finance the distribution related activities described in the Plan.

2. Reports. SDI shall prepare reports for the Board of Directors of the Fund on a quarterly basis showing such information as shall be reasonably requested by the Board from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Agreements to be executed by their officers designated below as of the day and year indicated below.

                                           SECURITY EQUITY FUND

                                           By:     JAMES R. SCHMANK
                                                   -----------------------------
                                           Name:   James R. Schmank
                                           Title:  Vice President
                                           Date:   January 27, 2000
ATTEST:

By:  AMY J. LEE
     --------------------------
     Amy J. Lee, Secretary
                                           SECURITY DISTRIBUTORS, INC.

                                           By:     RICHARD K RYAN
                                                   -----------------------------
                                           Name:   Richard K Ryan
                                           Title:  President
                                           Date:   January 27, 2000
ATTEST:

By:  AMY J. LEE
     --------------------------
     Amy J. Lee, Secretary

                                    FORM OF
                       AMENDMENT TO DISTRIBUTION AGREEMENT


WHEREAS, Security Equity Fund (the "Fund") and Security Distributors, Inc. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1964, as amended (the "Distribution Agreement"), under which the Distributor has agreed to act as principal underwriter in connection with sales of the shares of the Fund's Class A common stock;

WHEREAS, on February 4, 2000, the Board of Directors of the Fund authorized the Fund to offer its common stock in two new series designated as the Large Cap Growth Series and Technology Series;

WHEREAS, on February 4, 2000, the Board of Directors of the Fund further authorized the Fund to offer shares of the Large Cap Growth Series and Technology Series in three classes, designated Class A shares, Class B shares, and Class C shares; and

WHEREAS, on February 4, 2000, the Board of Directors of the Fund approved an amendment to the Distribution Agreement between the Fund and the Distributor to include the sale of Class A shares of the Large Cap Growth Series and Technology Series.

WHEREAS, on February 4, 2000, the Board of Directors of the Fund approved a Class A Distribution Plan (the "Class A Plan") with respect to the Large Cap Growth Series and Technology Series pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule"), the provisions of which have an effect upon the relationship between the Fund and the Distributor, and the Distribution Agreement; and

WHEREAS, the Fund and Distributor wish to amend the Distribution Agreement to incorporate the necessary provisions of the Class A Plan into the Distribution Agreement.

NOW, THEREFORE, the Fund and Distributor hereby amend the Distribution Agreement to include the sale of Class A shares of the Large Cap Growth Series and Technology Series of the Fund.

The Fund and Distributor hereby further amend the Distribution Agreement, effective May 1, 2000, by deleting Section 5A in its entirety and replacing it with the following new Section 5A:

    5A. (a) Pursuant to a Class A Distribution Plan adopted by the Fund with respect to the Small Cap Growth Series, International Series, Enhanced Index Series, Select 25 Series, Large Cap Growth Series, and Technology Series (the "Series"), the Fund agrees to make monthly payments to the Distributor in an amount computed at an annual rate of .25 of 1% of each Series' average daily net assets, to finance activities undertaken by the Distributor for the purpose of distributing the Series' shares to investors and/or providing shareholder services to the Series' shareholders. The Distributor is obligated to and hereby agrees to use the entire amount of said fee to finance the following distribution-related or shareholder service related activities:

             (i) Preparation, printing and distribution of the Prospectus and Statement of Additional Information and any supplement thereto used in connection with the offering of the Series' shares to the public;

             (ii) Printing of additional copies for use by the Distributor as sales literature, of reports and other communications which were prepared by the Fund for distribution to existing shareholders;

             (iii) Preparation,  printing  and  distribution  of any other sales literature used in connection with the offering of the Series' shares to the public;

             (iv) Expenses incurred in advertising, promoting and selling shares of the Series to the public;

             (v) Any fees paid by the Distributor to securities dealers who have executed a Dealer's Distribution Agreement with the Distributor for account maintenance and personal service to shareholders of the Series (a "Service Fee");

             (vi) Commissions to sales personnel for selling shares of the Series and interest expenses related thereto; and

             (vii) Expenses  incurred in promoting sales of shares of the Series by securities dealers, including the costs of preparation of materials for presentations, travel expenses, costs of entertainment, and other expenses incurred in connection with promoting sales of the Series shares by dealers.

        (b) All payments to the Distributor pursuant to this paragraph are subject to the following conditions being met by the Distributor. The Distributor shall furnish the Fund with quarterly reports of its expenditures and such other information relating to expenditures or to the other distribution-related activities undertaken or proposed to be undertaken by the Distributor during such fiscal year under its Distribution Agreement with the Fund as the Fund may reasonably request;

        (c) The Dealer's Distribution Agreement (the "Agreement") contemplated by paragraph 5A(a)(v) above shall permit payments to securities dealers by the Distributor only in accordance with the provisions of this paragraph and shall have the approval of the majority of the Board of Directors of the Fund including a majority of the directors who are not interested persons of the Fund as required by the Rule. The Distributor may pay to the other party to any Dealer's Distribution Agreement a quarterly fee for distribution, marketing, and/or shareholder services provided by such other party. Such quarterly fee shall be payable in arrears in an amount equal to such percentage (not in excess of .000685% per day) of the aggregate net asset value of the Series' shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor. The distribution, marketing, and shareholder services contemplated hereby shall include, but are not limited to, answering inquiries regarding the Series, account designations and addresses, maintaining the investment of such other party's customers or clients in the Series and similar services. In determining the extent of such other party's assistance in maintaining such investment by its customers or clients, the Distributor may take into account the possibility that the shares held by such customer or client would be redeemed in the absence of such quarterly fee.

        (d) The provisions of the Distribution Plan approved by the Board of Directors of the Fund on February 4, 2000, are fully incorporated herein by reference. In the event the Class A Distribution Plan is terminated by the Board of Directors or Shareholders of the Series as provided therein, this paragraph shall no longer be effective.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Distribution Agreement this 1st day of May, 2000.

                                            SECURITY EQUITY FUND

                                            By:
                                               ---------------------------------
                                               James R. Schmank, Vice President
ATTEST:

By:
    -----------------------------
        Amy J. Lee, Secretary
                                            SECURITY DISTRIBUTORS, INC.

                                            By:

                                               ---------------------------------
                                               Gregory J. Garvin, President
ATTEST:

By:
    -----------------------------
        Amy J. Lee, Secretary